Exhibit 24.2
POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 21st day of February, 2007.

DAVID R. ANDREWS	MARYELLEN C. HERRINGER
David R. Andrews LESLIE S. BILLER	Maryellen C. Herringer RICHARD A. MESERVE
Leslie S. Biller DAVID A. COULTER	Richard A. Meserve MARY S. METZ
David A. Coulter C. LEE COX	Mary S. Metz BARBARA L. RAMBO
C. Lee Cox PETER A. DARBEE	Barbara L. Rambo BARRY LAWSON WILLIAMS
Peter A. Darbee	Barry Lawson Williams

POWER OF ATTORNEY

PETER A. DARBEE, the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents this 21st day of February, 2007.

PETER A. DARBEE
Peter A. Darbee

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents this 21st day of February, 2007.

CHRISTOPHER P. JOHNS
Christopher P. Johns

POWER OF ATTORNEY

G. ROBERT POWELL, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents this 21st day of February, 2007.

G. ROBERT POWELL
G. Robert Powell

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 21st day of February, 2007.

DAVID R. ANDREWS	THOMAS B. KING
David R. Andrews LESLIE S. BILLER	Thomas B. King RICHARD A. MESERVE
Leslie S. Biller DAVID A. COULTER	Richard A. Meserve MARY S. METZ
David A. Coulter C. LEE COX	Mary S. Metz BARBARA L. RAMBO
C. Lee Cox PETER A. DARBEE	Barbara L. Rambo BARRY LAWSON WILLIAMS
Peter A. Darbee MARYELLEN C. HERRINGER	Barry Lawson Williams
Maryellen C. Herringer

POWER OF ATTORNEY

THOMAS B. KING, the undersigned, Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents this 21st day of February, 2007.

THOMAS B. KING
Thomas B. King

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents this 21st day of February, 2007.

CHRISTOPHER P. JOHNS
Christopher P. Johns

POWER OF ATTORNEY

G. ROBERT POWELL, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2006, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents this 21st day of February, 2007.

G. ROBERT POWELL
G. Robert Powell